SCHEDULE TO MASTER LOAN AGREEMENT

Golden Road Motor Inn, Inc. dba Atlantis Hotel and Casino
1175 W. Moana Lane, Suite 200
Reno, Nevada 89509

$339,794.60  Effective Date _____ Loan Transaction Number

1. THIS SCHEDULE is made between Golden Road Motor Inn, Inc. dba Atlantis Hotel and Casino, as Debtor, and U.S. BANCORP LEASING & FINANCIAL (which, together with its successor and assigns, will be called the "Secured Party") pursuant to the Master Loan Agreement dated as of September 22, 1998 (the "Loan Agreement"), the terms of which (including the definitions) are incorporated herein. If any terms hereof are inconsistent with the terms of the Loan Agreement, the terms hereof shall prevail.

2. FOR VALUE RECEIVED, Debtor hereby promises to pay to the order of Secured Party the principal amount of Three Hundred Thirty-Nine Thousand, Seven Hundred Ninety-Four and 60/100 Dollars ($339,794.60) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule: sixty (60) installments of $6,696.45 each, including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due on January 20, 1999 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. Each payment shall be applied first to accrued and unpaid interest, and the balance to the outstanding principal hereof. As a result, such final installment may be substantially more or substantially less than the installments specified herein.

3. The Debtor promises to pay interest on the principal balance outstanding at a rate of 6.77 percent per annum.

4. The Debtor may prepay this Schedule, in whole or in part, by paying simultaneously with an in addition to the prepayment, a premium for such prepayment privilege equal to the specified percent of the amount prepaid in accordance with the following schedule, one (1) to twelve (12) months; five (5.00)%, thirteen (13) to twenty-four (24) months; one (1.00)%, thereafter; zero co:

Notwithstanding the foregoing, payments made within 30 days of the date an installment is due which do not exceed the scheduled amount of such installment shall not be considered prepayments.

5. Each of Debtor, if more than one, and all other parties who at any time may be liable hereon in any capacity, hereby jointly and severally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule.

6. The following property is hereby made Collateral for all purposes under the Loan Agreement:

Various items of Hotel fixtures, furniture, and equipment located at the Golden Road Motor Inn, Inc. dba Atlantis Hotel and Casino at 3800 S. Virginia St., Reno, Nevada 89502; Washoe County and including but not limited to, all property improvements, miscellaneous upgrades, non-salvageable material, slot machines, buffet kitchen, casino bars, buffet bars, furniture, room accessories and partitions, ice machines, and spas.

Whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

7. The Collateral hereunder shall be based at the following location(s):

3800 S. Virginia Street
Reno, NV 89502
COUNTY: Washoe

IN WITNESS WHEREOF, Debtor has executed this Schedule this 16th day of December, 1998.

Golden Road Motor Inn, Inc. dba Atlantis Hotel and Casino

By /s/Ben Farahi
Name: Ben Farahi
Title: CFO

MASTER LOAN AGREEMENT

1.0  PARTIES, COLLATERAL AND OBLIGATIONS

1.1 This Agreement is dated as of September 22, 1998. For valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Golden Road Motor Inn, Inc. dba Atlantis Hotel and Casino (hereinafter call "Debtor") with offices at 1175 W. Moana Lane, Suite 200, Reno, Nevada 89509 intending to be legally bound, hereby promises to pay to U.S. BANCORP LEASING & FINANCIAL, an Oregon corporation having offices at P.O. Box 2177, 7659 S.W. Mohawk Street, Tualatin, Oregon 97062-2177 (hereinafter called "Secured Party"), any amounts set forth on any Schedule to Master Loan Agreement hereunder (the "Schedule(s)", all the terms of which are incorporated herein) and grants a security interest in and assigns, transfers and sets over to and to the successors and assigns thereof, the property specified in any Schedule hereunder wherever located, and any and all proceeds thereof, insurance recoveries, and all replacements, additions, accessions, accessories and substitutions thereto or therefor (hereunder called the "Collateral"). The security interest granted hereby is to secure payment of any and all liabilities or obligations of Debtor to the Secured Party, matured or unmatured, direct or indirect, absolute or contingent, heretofore arising, now existing or hereafter arising, and whether under this Agreement or under any other writing between Debtor and Secured Party) (all hereinafter called the "obligations" and/or the "liabilities").

1.2 Joint and Several Liability; Payment Terms. In the event there is more than one Debtor, all obligations shall be considered as joint and several obligations of all Debtors regardless of the source of Collateral or the particular Debtor with which the obligation originated. Interest shall be calculated on the basis of a 360-day year. All payments on any Schedule hereunder shall be made in lawful money of the United States at the post office address of the Secured Party or at such other place as the Secured Party may designate to Debtor in writing from time to time. In no event shall any Schedule hereunder be enforced in any way which permits Secured Party to collect interest in excess of the maximum lawful rate. Should interest collected exceed such rate, Secured Party shall refund such excess interest to Debtor. In such event, Debtor agrees that the Secured Party shall not be subject to any penalties for contracting for or collecting interest in excess of the maximum lawful rate.

1.3 Late Charge. If any of the obligations remains overdue for more than ten
(10) days, Debtor hereby agrees to pay on demand, as a late charge, an amount equal to the lesser of (i) five percent (5.0) of each such overdue amount; or
(ii) the maximum percentage of any such overdue amount permitted by applicable law as a late charge. Debtor agrees that the amount of such late charge represents a reasonable estimate of the cost to secured Part of processing a delinquent payment and that the acceptance of any late charge shall not constitute a waiver of default with respect to the overdue amount or prevent Secured Party from exercising any other available rights and remedies.

2.0 WARRANTIES AND COVENANTS OF DEBTOR Debtor hereby represents, warrants and covenants that:

2.1 Business Organization Status and Authority. (i) Debtor is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in all states and countries in which such qualification is necessary; (ii) Debtor has the lawful power and authority to own its assets and to conduct the business in which it is engaged; and to execute and comply with the provisions of this Agreement and any related documents; (iii) the execution and delivery of this Agreement and any related documents have been duly authorized by all necessary action; (iv) no authorization, consent, approval, license or exemption of, or filing or registration with, any or all of the owners of Debtor or any governmental entity was, is or will be necessary to the valid execution, delivery, performance or full enforceability of this Agreement and any related documents. Except as specifically disclosed to Secured Party, Debtor utilizes no trade names in the conduct of its business and/or has not changed its name within the past five years.

2.2 Merger; Transfer of Assets. Debtor will not consolidate or merge with or into any other entity, liquidate or dissolve, distribute, sell, lease, transfer or dispose of all of its properties or assets or any substantial portion thereof other than in the ordinary course of its business, unless the Secured Party shall give its prior written consent, and the surviving, or successor entity or the transferee of such assets, as the case may be, shall assume, by a written instrument which is legal, valid and enforceable against such surviving or successor entity or transferee, all of the obligations of Debtor to Secured Party or any affiliate of Secured Party.

2.3 No Violation of Covenants or Laws. Debtor is not party to any agreement or subject to any restriction which materially and adversely affects its ability to perform its obligations under this Agreement and any related documents. The execution of and compliance with the terms of this Agreement and any related documents does not and will not (i) violate any provision of law, or (ii) conflict with or result in a breach of any order, injunction, or decree of any court of governmental authority or the formation documents of Debtor, or (iii) constitute or result in a default under any agreement, bond or indenture by which Debtor is bound or to which any of its property is subject, or (iv) result in the imposition of any lien or encumbrance upon any of Debtor's assets, except for any liens created hereunder or under any related documents.

2.4 Accurate Information. All financial information submitted to the Secured Party in regard to Debtor, was prepared in accordance with generally accepted accounting principles, consistently applied, and fairly and accurately depicts the financial position and results of operations of Debtor or such other person, as of the respective dates or for the respective periods, to which such information pertains. Debtor had good, valid and marketable title to all the properties and assets reflected as being owned by it on any balance sheets of Debtor submitted to Secured Party as of the dates thereof.

2.5 Judgments; Pending Legal Action. There are no judgments outstanding against Debtor, and there are no actions or proceedings pending or, to the best knowledge of Debtor, threatened against or affecting Debtor or any of its properties in any court or before any governmental entity which, if determined adversely to Debtor, would result in any material adverse change in the business, properties or assets, or in the condition, financial or otherwise, of Debtor or would materially and adversely affect the ability of Debtor to satisfy its obligations under this Agreement and any related documents.

2.6 No Breach of Other Agreements; Compliance with Applicable Laws. Debtor is not in breach of or in default under any loan agreement, indenture, bond, note or other evidence of indebtedness, or any other material agreement or any court order, injunction or decree or any lien, statute, rule or regulation. The operations of Debtor comply with all laws, ordinances and governmental rules and regulations applicable to them. Debtor has filed all Federal, state and municipal income tax returns which are required to be filed and has paid all taxes as shown on said returns and on all assessments billed to it to the extent that such taxes or assessments have become due. Debtor does not know of any other proposed tax assessment against it or of any basis for one.

2.7 Sale Prohibited. Debtor will not sell, dispose of or offer to sell or otherwise transfer the Collateral or any interest therein without the prior written consent of Secured Party.

2.8 Location of Collateral. The Collateral will be kept at the location(s) shown on the Schedule(s) hereunder and Debtor will promptly notify Secured Party of any change in the location(s) of the Collateral. Debtor will not remove the collateral from said location(s) without the prior written consent of Secured Party.

2.9 Collateral not a Fixture. Notwithstanding any presumption of applicable law, and irrespective of any manner of attachment, the Collateral shall not be deemed real property but shall retain its character as personal property. However, Debtor will at the option of Secured Party furnish the latter with a waiver or waivers in recordable form, signed by all persons having an interest in the real estate, of any interest in the Collateral which is or might be deemed to be prior to Secured Party's interest.

2.10 Perfection of Security Interest. Except for (i) the security interest granted hereby and (ii) any other security interest previously disclosed by Debtor to Secured Party in writing, Debtor is the owner of the Collateral free from any adverse lien, security interest or encumbrance. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein. Except as previously disclosed in writing to Secured Party, no financing statement covering any Collateral or any proceeds thereof is on file in any public office. At the request of Secured Party, Debtor will execute, acknowledge and deliver to Secured Party in recordable or fileable form, any document or instrument required by Secured Party to further the purposes of this Agreement, or to perfect its interest in the Collateral or to maintain such perfected interest in full force and effect, including (without limitation) any fixture filings and financial statements and any amendments and continuation statements thereto pursuant to the Uniform Commercial Code, in form satisfactory to Secured Party, and will pay the cost of filing the same or filing or recording this Agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable. Debtor hereby agrees that this Agreement shall be and constitute a financing statement for purposes of the Uniform Commercial Code.

2.11 Insurance. Unless otherwise agreed, Debtor will have and maintain insurance from financially sound carriers at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, collision, "mysterious disappearance" and other such risks as Secured Party may require, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Secured Party; each insurance policy shall name Secured Party as loss payee and shall be payable to Secured Party and Debtor as their interest may appear; all policies of insurance shall provide for ten days' written minimum cancellation notice to Secured Party; Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions.

2.12 Use of the Collateral. Debtor will use the Collateral for business purposes only and operate it by qualified personnel in accordance with applicable manufacturers' manuals. Debtor will keep the Collateral free from any adverse lien or encumbrance and in good working order, condition and repair and will not waste or destroy the Collateral or any part thereof; Debtor will keep the Collateral appropriately protected from the elements, and will furnish all required parts and servicing (including any contract service necessary to maintain the benefit of any warranty of the manufacturer); Debtor will not use the Collateral in violation of any statute, ordinance, regulation or order; and Secured Party may examine and inspect the Collateral and any and all books and records of Debtor during business hours at any tome; such right of inspection shall include the right to copy Debtor's books and records and to converse with Debtor's officers, employees, agents, and independent accountants.

2.13 Taxes and Assessments. Debtor will pay promptly when due all taxes, assessments, levies, imposts, duties and charges, of any kind or nature, imposed upon the Collateral or for its use or operation or upon this Agreement or upon any instruments evidencing the obligations.

2.14 Financial Statements. Debtor shall furnish Secured Party within ninety
(90) days after the close of each fiscal year of Debtor, its financial statements (including, without limitation, a balance sheet, a statement of income and surplus account and a statement of changes in financial position) for the immediately preceding fiscal year, setting forth the corresponding figures for the prior fiscal year in comparative form, all in reasonable detail without any qualification or exception deemed material by Secured Party. Such financial statements shall be prepared at least as a review by Debtor's independent certified accountants and, if prepared as an audit, shall be certified by such accountants. Debtor shall also furnish Secured Party with any other financial information deemed necessary by Secured Party. Each financial statement submitted by Debtor to Secured Party shall be accompanied by a certificate signed by the chief executive officer, the chief operating officer or the chief financial officer of Debtor, certifying that
(i) such financial statement was prepared in accordance with the generally accepted accounting principles consistently applied and fairly and accurately presents the Debtor's financial condition and results of operations for the period to which it pertains, and (ii) no event of default has occurred under this Agreement during the period to which such financial statements pertains.

3.0 EVENTS OF DEFAULT

3.1 the following shall be considered events of default: (i) failure on the part of Debtor to promptly perform in complete accordance with its representations, warranties and covenants made in this Agreement or in any other agreement with Secured Party, including, but not limited to, the payment of any liability, with interest, when due, or default by Debtor under the provisions of any other material agreement to which Debtor is party; (ii) the death of Debtor of an individual or the dissolution of Debtor if a business organization; (iii) more than one of the present officers of Debtor leave the business except for reason of the death or disability of an individual; (iv) the filing of any petition or complain under the Federal Bankruptcy Code or other federal or state acts of similar nature, by or against Debtor; or an assignment for the benefit of creditors by Debtor; (v) an application for or the appointment of a Receiver, Trustee or Conservator, voluntary or involuntary, by or against Debtor or for any substantial assets of Debtor, (vi) insolvency of Debtor under either the Federal Bankruptcy Code or applicable principles of equity; (vii) entry of judgment, issuance of any garnishment or attachment, or filing of any lien, claim or government attachment against the Collateral or which, in Secured Party's sole discretion, might impair the Collateral; (viii) the determination by Secured Party that a material misrepresentation of fact has been made by Debtor in this Agreement or in any writing supplementary or ancillary hereto; (ix) a determination by Secured Party that Debtor has suffered a material adverse change in its financial condition from the date of this Agreement; or (x) bankruptcy, insolvency, termination, dissolution or default of any guarantor for Debtor.

4.0  REMEDIES

4.1. Upon the happening of any event of default which is not cured within ten
(10) days, or at any time thereafter: (i) all liabilities of Debtor shall, at the option of Secured Party, become immediately due and payable; (ii) Secured Party shall have and may exercise all of the rights and remedies granted to a Secured Party under the Uniform Commercial Code; (iii) Secured Party shall have the right, immediately, and without notice or other action, to set-off against any of Debtor's liabilities to Secured Party any money owed by Secured Party in any capacity to Debtor, whether or not due, and Secured Party shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default event though actual book entries may be made at some time subsequent thereto; (iv) Secured Party may proceed with or without judicial process to take possession of all or any part of the Collateral; Debtor agrees that upon receipt of notice of Secured Party's intention to take possession of all or any part of said Collateral, Debtor will do everything necessary to make same available to Secured Party (including, without limitation, assembling the Collateral and making it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Debtor and Secured Party); and so long as Secured Party acts in a commercially reasonable manner, Debtor agrees to assign, transfer and deliver at any time the whole or any portion of the Collateral or any rights or interest therein in accordance with the Uniform Commercial Code and without limiting the scope of Secured Party's rights thereunder, (v) Secured Party may sell the Collateral at public or private sale or in any other commercially reasonable manner and, at the option of Secured Party, in bulk or in parcels and with or without having the Collateral at the sale or other disposition, and Debtor agrees that in case of sale or other disposition of the Collateral, or any portion thereof, Secured Party shall apply all proceeds first to all costs and expenses of disposition, including attorneys' fees, and then to Debtor's obligations to Secured Party, (vi) Secured Party may elect to retain the Collateral or any part thereof in satisfaction of all sums due from Debtor upon notice to Debtor and any other party as may be required by the Uniform Commercial Code. All remedies provided in this paragraph shall be cumulative. Secured Party may exercise any one or more of such remedies in addition to any and all other remedies Secured Party may have under any applicable law or in equity.

4.2 Expenses; Disposition. Upon default, all amounts due and to become due hereunder shall, without notice, bear interest at the lesser of (i) twelve percent (12%) per annum or (ii) the maximum rate per annum which Secured Party is permitted by law to charge from the date such amounts are due until paid. Debtor shall pay all reasonable expenses of realizing upon the Collateral hereunder upon default and collecting all liabilities of Debtor to Secured Party, which reasonable expenses shall include attorneys' fees, whether or not litigation is commenced and whether incurred at trial, on appeal, or in any other proceeding. Any notification of a sale or other disposition of Collateral or of other action by Secured Party required to be given by Secured Party, will be sufficient if given personally, mailed, or delivered by facsimile machine or overnight carrier not less than five (5) days prior to the day on which such sale or other disposition will be made or action taken, and such notification shall be deemed reasonable notice.

5.0  MISCELLANEOUS

5.1 No Implied Waivers; Entire Agreement. The waiver by Secured Party of any default hereunder or of any provisions hereof shall not discharge any party hereto from liability hereunder and such waiver shall be limited to the particular event of default and shall not operate as a waiver of any subsequent default. This Agreement and any Schedule hereunder are non-cancelable. No modification of this Agreement or waiver of any right of Secured Party, hereunder shall be valid unless in writing and signed by an authorized officer of Secured Party. No failure on the part of Secured Party to exercise, or delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The provisions of this Agreement and the rights and remedies granted to Secured Party herein shall be in addition to, and not in limitation of those of any other agreement with Secured Party or any other evidence of any liability held by Secured Party. This Agreement and any Schedule hereunder (a "Transaction") embody the entire agreement between the parties and supersede all prior agreements and understandings relating to the same subject matter, except in any case where the Secured Party takes an assignment from a vendor of its security interest in the same Collateral, in which case the terms of the Transaction shall be incorporated into the assigned agreement and shall prevail over any inconsistent terms therein but shall not be construed to create a new contract.

5.2. Choice of Law. This Agreement and the rights of the parties hereto shall be governed by applicable Federal law and the laws of the State of Nevada. Any action arising out of this Agreement may be litigated under the laws of Nevada and submitted to the jurisdiction of Nevada, and that service of process by certified mail, return receipt requested, will be sufficient to confer personal jurisdiction over the Debtor.

5.3. Protection of the Collateral. At its option, Secured Party may discharge taxes, liens or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization. Any payments made by Secured Party shall be immediately due and payable by Debtor and shall bear interest at the rate of fifteen percent (15%) per annum. Until default, Debtor may retain possession of the Collateral and use it in any lawful manner not inconsistent with the provisions of this Agreement and any other agreement between Debtor and Secured Party, and not inconsistent with any policy of insurance thereon.

5.4. Binding Agreement; Time of the Essence. This Agreement shall take effect as a sealed instrument and shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors, and assigns. Time is of the essence with respect to the performance of Debtors obligations under this Agreement and any other agreement between Debtor and Secured Party.

5.5 Enforceability. Any term, clause or provision of this Agreement or of any evidence of indebtedness from Debtor to Secured Party which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining terms or clauses of such provision or the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, clause or provision in any other jurisdiction.

5.6 Notices. Any notices or demands required to be given herein shall be given to the parties in writing by United States first class mail (express, certified or otherwise) at the addresses set forth on page I of this Agreement or to such other addresses as the parties may hereafter substitute by written notice given in the manner prescribed in this paragraph.

5.7 Additional Security. If there shall be any other collateral for any of the obligations, or for the obligations of any guarantor thereof, Secured Party may proceed against and/or enforce any or all of the Collateral and such collateral in whatever order it may, in its sole discretion, deem appropriate. Any amount(s) received by Secured Party from whatever source and applied by it to any of the obligations shall be applied in such order of application as Secured Party shall from time to time, in its sole discretion, elect.

6.0  ASSIGNMENT

6.1 SECURED PARTY MAY SELL OR ASSIGN ANY AND ALL RIGHT, TITLE AND INTEREST IT HAS IN THE COLLATERAL AND/OR ARISING UNDER THIS AGREEMENT TO A FINANCIAL INSTITUTION. DEBTOR SHALL, UPON THE DIRECTION OF SECURED PARTY: 1) EXECUTE ALL DOCUMENTS NECESSARY TO EFFECTUATE SUCH ASSIGNMENT AND, 2) PAY DIRECTLY AND PROMPTLY TO SECURED PARTYS ASSIGNEE WITHOUT ABATEMENT, DEDUCTION OR SET-OFF, ALL AMOUNTS WHICH HAVE BECOME DUE UNDER THE ASSIGNED AGREEMENTS. SECURED PARTY'S ASSIGNEE SHALL HAVE ANY AND ALL RIGHTS, IMMUNITIES AND DISCRETION OF SECURED PARTY HEREUNDER AND SHALL BE ENTITLED TO EXERCISE ANY REMEDIES OF SECURED PARTY HEREUNDER. ALL REFERENCES HEREIN TO SECURED PARTY SHALL INCLUDE SECURED PARTYS ASSIGNEE (EXCEPT THAT SAID ASSIGNEE SHALL NOT BE CHARGEABLE WITH ANY OBLIGATIONS OR LIABILITIES HEREUNDER OR IN RESPECT HEREOF). DEBTOR WILL NOT ASSERT AGAINST SECURED PARTY'S ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR SET-OFF WHICH DEBTOR MAY HAVE AGAINST SECURED PARTY.

6.2 DEBTOR SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR ENTER INTO ANY AGREEMENT REGARDING OF ALL OR ANY PART OF THE COLLATERAL WITHOUT THE PRIOR WRITTEN CONSENT OF SECURED PARTY WHICH SHALL NOT BE UNREASONABLY WITHHELD. IN CONNECTION WITH THE GRANTING OF SUCH CONSENT AND THE PREPARATION OF NECESSARY DOCUMENTATION, A FEE SHALL BE ASSESSED EQUAL TO ONE PERCENT (1%) OF THE TOTAL REMAINING BALANCE THEN DUE HEREUNDER.

7.0  POWER OF ATTORNEY

7.1 Secured Party is hereby appointed Debtor's attorney-in-fact to sign Debtor's name and to make non-material amendments (including completing and conforming the description of the Collateral) on any document in connection with this Agreement (including any financing statement) and to obtain, adjust, settle, and cancel any insurance required by this Agreement and to endorse any drafts in connection with such insurance.

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed the 3rd day of Oct., 1998.

U.S. BANCORP LEASING & FINANCIAL       Golden Road Motor Inn, Inc.
                                       dba Atlantis Hotel and Casino (Debtor)


By:                                    By: /s/ Ben Farahi
An authorized officer thereof          Authorized Corporate Officer

By: Authorized Corporate Officer
GUARANTY

In order to induce U.S. BANCORP LEASING & FINANCIAL (the "Creditor") to enter into one or more financing arrangements in the form of lease(s) or loan(s) (referred to herein as the "Transaction") with, or otherwise directly or indirectly making property available to GOLDEN ROAD MOTOR INN, INC. dba Atlantis Hotel & Casino (the "Obligor) and/or to induce Creditor to grant to Obligor such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights, whether in connection with the Transaction(s) or otherwise, as Creditor may in its sole discretion deem advisable, and in consideration of any agreements heretofore or hereafter entered into between Creditor and Obligor (any and all such notes, security agreements, loan agreements, lease agreements, entered into between Obligor and Creditor together with any and all schedules and riders thereto and any and all other instruments or agreements including, without limitation, pledge agreements and assignments, executed and delivered by Obligor in connection therewith, being hereinafter collectively called the "Agreements"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EACH OF THE UNDERSIGNED (EACH OF WHOM IS HEREINAFTER CALLED A "GUARANTOR"), INTENDING TO BE LEGALLY BOUND, HEREBY JOINTLY AND SEVERALLY GUARANTEES THE FULL, PROMPT, COMPLETE AND FINAL PAYMENT AND PERFORMANCE OF ALL THE OBLIGOR'S OBLIGATIONS PURSUANT TO THE AGREEMENTS OR IN ANY WAY ARISING THEREFROM AND ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES OF OBLIGOR TO CREDITOR, WHETHER NOW IN EXISTENCE OR ARISING HEREAFTER, AND WHETHER DIRECT OR INDIRECT, CONTINGENT OR ABSOLUTE, MATURED OR UNMATURED, SECURED OR UNSECURED, AND HOWEVER CONTRACTED OR ARISING (ALL SUCH OBLIGATIONS AND LIABILITIES BEING HEREINAFTER CALLED THE "OBLIGATIONS").

Each Guarantor hereby promises to pay Creditor when due, on demand, all indebtedness of any kind or nature emanating from the Agreements (including, without limitation, if an event of default shall occur under the Agreements, payment on demand of all unpaid sums to become due under the defaulted Agreements for the entire term thereof), whether now or hereafter arising and however and whenever evidenced; and each Guarantor agrees to indemnify and hold Creditor harmless from and against any and all losses, liabilities and costs emanating from any failure of Obligor to fully, promptly and completely satisfy the Obligations. For purposes hereof, (i) "losses, liabilities and costs" shall include (without limitation), all losses, liabilities, obligations, claims, demands, judgments, costs and expenses of whatever kind or nature (including, without limitation, attorneys' fees) and (ii) "emanating" from an event or cause shall include (without limitation) in any way directly or indirectly being caused by or in any other way arising out of such event or cause.

Each Guarantor hereby waives any notice of default or nonpayment or of late or inadequate satisfaction in regard to the Obligations. In particular (and not in limitation of the foregoing), each Guarantor hereby agrees that, in enforcing this Guaranty, Creditor shall not be required (i) to demand payment of the amount due (known as "demand"); (ii) to present for payment any evidence of the Obligations (known as "presentment" or "presentment for payment"), (iii) to give notice that amounts due have not been paid (known as "notice of dishonor"); or (iv) to obtain an official certification of nonpayment (known as "protest") or to give any Guarantor notice of any such "protest;" and each Guarantor hereby waives demand, presentment, presentment for payment, notice of dishonor, protest and notice of protest, as aforesaid. Each Guarantor hereby further waives notice of acceptance hereof and any and all other notices to which such Guarantor may be entitled.

Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, the liability of Obligor or any other guarantor of the Obligations may from time to time, in whole or in part, be extended, renewed, continued, amended modified, composed, accelerated, supplemented, compromised, settled or released in Creditor's sole discretion, and that any collateral for any of the Obligations or for any guaranty thereof (including this Guaranty) may from time to time, in whole or part, be exchanged, sold or surrendered in Creditor's sole discretion. Each Guarantor hereby agrees that no such extension, renewal, continuation, amendment, modification, composition, acceleration, supplement, compromise, settlement, release, exchange, sale or surrender shall in any way impair, affect or release the liability of any Guarantor hereunder or constitute a waiver of any of Creditor's rights hereunder.

This Guaranty is unlimited, absolute, irrevocable and unconditional and shall continue in full force and effect until all the Obligations shall have been fully, completely and finally satisfied and paid. The obligations of each Guarantor hereunder shall continue and survive the repossession of any property or other property leased pursuant to the Agreements (or any property in which Creditor has a security interest securing any of the Obligations) whether or not any such repossession constitutes an "election of remedies" against the Obligor or any other person. Each Guarantor agrees to be obligated hereunder notwithstanding any termination of the Agreements in whole or part by operation of law or any unenforceability or invalidity of the Agreements for any reason whatsoever (including, without limitation invalidity or voidness ab initio and/or partial or complete unenforceability as a result of impossibility or impracticability of performance or frustration of the purpose of the Agreements). The obligations of the Guarantors hereunder are joint and several and shall not be subject to any abatement, setoff, defense or counterclaim for any cause whatsoever.

Each Guarantor hereby agrees that its obligations hereunder are direct and primary and that Creditor may proceed directly and in the first instance against each or any Guarantor or combination of Guarantors and have its remedy hereunder without first being obliged to resort to any other right or remedy or security for any of the Obligations. Each Guarantor hereby waives any right to require Creditor to proceed against the Obligor or to proceed against any other Guarantor or to proceed against any other guarantor of the Obligations. If there shall be any securities for any of the Obligations, or for the obligations of any Guarantor hereunder, or for the obligations of any other guarantor of any of the Obligations, Creditor may proceed against and/or enforce any or all of such securities in whatever order it may, in its sole discretion deem appropriate. Any amount(s) received by Creditor from whatever source and applied by it to any of the Obligations shall be applied in such order of application as Creditor shall, in its sole discretion, elect.

In the event of any default in regard to any Guarantor's obligations hereunder, or in the event of death, incompetency, termination, dissolution or insolvency of the Obligor, or if a receiver, liquidator or conservator be appointed for any part of the property or assets of the Obligor, or if the Obligor makes an assignment for the benefit of creditors, or if the Obligor shall file a voluntary petition in bankruptcy or any involuntary petition in bankruptcy shall be filed against it then, and in any such case, each Guarantor agrees to pay to Creditor, upon demand, the full amount which would be payable hereunder by such Guarantor if all the Obligations and indebtedness including, but not limited to, any remaining payments owing pursuant to the Agreements or any of the other guaranteed Agreement, were then due and payable.

Notwithstanding any provision hereof or any provision of any other instrument or agreement, or any presumption of applicable law or principle of legal construction to the contrary: (i) nothing shall discharge or satisfy any Guarantor's obligations hereunder except full, complete and final payment and satisfaction of all the Obligations, Indebtedness and Indemnities; (ii) each Guarantor hereby waives any and all defenses to its obligations hereunder including, without limitation, any defense arising by reason of any cessation of the Obligor's business or any bankruptcy, insolvency or business failure of the Obligor or any other person; and (iii) no Guarantor shall have any right of subrogation against the Obligor, and each Guarantor hereby waives any and all rights of subrogation it may have against the Obligor, to enforce any right or remedy which Creditor has or may hereafter have against the Obligor, and waives the benefits of, and any and all rights to participate in, any security or securities now or hereafter held by Creditor. It is expressly understood by each Guarantor that payments received by Creditor from or on behalf of Obligor shall be solely for the benefit of Creditor and shall not benefit the Guarantor in any way. Each Guarantor hereby further acknowledges that such Guarantor is not and shall be construed as a "Creditor" of Obligor by virtue of this Guaranty.

Each Guarantor hereby represents and warrants to Creditor that all information concerning such Guarantor, including (without limitation) financial statements and other financial information, furnished to Creditor in connection with the Agreements or any of the other Guaranteed Agreements, was true, complete and accurate as of the date of delivery thereof to Creditor, and that all such information remains true, complete and accurate, and that there have been no material adverse changes in such Guarantor's financial condition as of the date hereof. In the event of any breach of any Guarantor's representations and warranties herein or any material adverse change in the financial condition of any Guarantor, upon the request of Creditor, such Guarantor shall promptly furnish to Creditor such additional security for the performance of such Guarantor's obligations hereunder as Creditor may reasonably request.

No notice of termination of this Guaranty shall be effective unless and until such notice shall be in writing and executed by Guarantor and shall have been received at Creditor's principal corporate headquarters at P.O. Box 2177, 7659 S.W. Mohawk Street, Tualatin, Oregon 97062-2177; provided, however, that in the event of such notice, this Guaranty shall continue in full force and effect with regard to all Obligations created, existing or arising prior to the date of such receipt. No modification hereof or amendment hereto and no waiver of any term or provision hereof shall be valid unless in writing and signed by an authorized officer of Creditor. No delay or failure on the part of Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Creditor of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No action of Creditor permitted hereunder shall invalidate or in any way impair this Guaranty. No waiver of any right or remedy hereunder shall constitute a waiver of any other or further right or remedy hereunder.

Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, this Guaranty may be assigned by Creditor and reassigned, in the sole discretion of Creditor or its assignee. As used herein, the term "Creditor" includes Creditor and any successor or assign of Creditor. This Guaranty shall be binding upon each Guarantor, and upon the legal successors, representatives, and assigns of such Guarantor. Each and every waiver made herein by any Guarantor is and shall be deemed to be and construed as an absolute, irrevocable and unconditional waiver of the right waived.

This Guaranty is intended to be legal, valid, binding and enforceable in accordance with its terms. Whenever possible, each term and provision of this Guaranty shall be interpreted so as to be effective and to effectuate its intent under applicable law. If any term or provision of this Guaranty shall be unenforceable, invalid or prohibited in any jurisdiction under applicable law, such term or provision shall be ineffective in such jurisdiction but only to the extent of such unenforceability, invalidity or prohibition, and the remainder of such term or provision, and the other terms and provisions of the Guaranty, shall not thereby be affected or impaired in such jurisdiction, nor shall any of the terms or provisions of the Guaranty be thereby affected or impaired in any way in any other jurisdiction.

This Guaranty shall be governed by the construed in accordance with Federal Law and the laws of the State of Nevada and that service of process by certified mail, return receipt requested, will be sufficient to confer personal jurisdiction over such Guarantor for purposes of litigating any actions arising hereunder in the courts of such State. This Guaranty is in addition to, and not in limitation or derogation of, any and all other guaranties of the Obligations executed by any Guarantor. In the event of any conflict between the provisions of this Guaranty and those of any such other guaranty, the provisions of this Guaranty shall govern. Each Guarantor hereby agrees and acknowledges that time is of the essence with regard to the performance of such Guarantor's obligations hereunder. This Guaranty shall take effect as a sealed instrument.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE OBLIGATION OF THE GUARANTORS TOGETHER HEREUNDER IS LIMITED TO $1,000,000.00, AND IS JOINT AND SEVERAL.

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of 9th day of Sept., 1998.

Witness:                               Behrouz Ben Farahi

/s/ John Bydalek                       /s/Behrouz Ben Farahi
Print Name: John Bydalek               an individual
Address: 1175 W. Moana Ln.             SS#
#200, Reno, NV 89509

Witness:                               Bahram Bob Farahi

/s/ John Bydalek                       /s/Bahram Bob Farahi
Print Name: John Bydalek               an individual
Address:                               SS#

Witness:                               John Farahi

/s/ John Bydalek                       /s/John Farahi
Print Name: John Bydalek               an individual
Address:                               SS# ###-##-####


GUARNATOR'S SIGNATURE MAY NOT BE WITNESSED BY GUARANTOR'S SPOUSE OR OTHER FAMILY MEMBER
GUARANTY

In order to induce U.S. BANCORP LEASING & FINANCIAL (the "Creditor") to enter into one or more financing arrangements in the form of lease(s) or loan(s) (referred to herein as the "Transaction") with, or otherwise directly or indirectly making property available to GOLDEN ROAD MOTOR INN, INC. dba Atlantis Hotel & Casino (the "Obligor) and/or to induce Creditor to grant to Obligor such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights, whether in connection with the Transaction(s) or otherwise, as Creditor may in its sole discretion deem advisable, and in consideration of any agreements heretofore or hereafter entered into between Creditor and Obligor (any and all such notes, security agreements, loan agreements, lease agreements, entered into between Obligor and Creditor together with any and all schedules and riders thereto and any and all other instruments or agreements including, without limitation, pledge agreements and assignments, executed and delivered by Obligor in connection therewith, being hereinafter collectively called the "Agreements"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EACH OF THE UNDERSIGNED (EACH OF WHOM IS HEREINAFTER CALLED A "GUARANTOR"), INTENDING TO BE LEGALLY BOUND, HEREBY JOINTLY AND SEVERALLY GUARANTEES THE FULL, PROMPT, COMPLETE AND FINAL PAYMENT AND PERFORMANCE OF ALL THE OBLIGOR'S OBLIGATIONS PURSUANT TO THE AGREEMENTS OR IN ANY WAY ARISING THEREFROM AND ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES OF OBLIGOR TO CREDITOR, WHETHER NOW IN EXISTENCE OR ARISING HEREAFTER, AND WHETHER DIRECT OR INDIRECT, CONTINGENT OR ABSOLUTE, MATURED OR UNMATURED, SECURED OR UNSECURED, AND HOWEVER CONTRACTED OR ARISING (ALL SUCH OBLIGATIONS AND LIABILITIES BEING HEREINAFTER CALLED THE "OBLIGATIONS").

Each Guarantor hereby promises to pay Creditor when due, on demand, all indebtedness of any kind or nature emanating from the Agreements (including, without limitation, if an event of default shall occur under the Agreements, payment on demand of all unpaid sums to become due under the defaulted Agreements for the entire term thereof), whether now or hereafter arising and however and whenever evidenced; and each Guarantor agrees to indemnify and hold Creditor harmless from and against any and all losses, liabilities and costs emanating from any failure of Obligor to fully, promptly and completely satisfy the Obligations. For purposes hereof, (i) "losses, liabilities and costs" shall include (without limitation), all losses, liabilities, obligations, claims, demands, judgments, costs and expenses of whatever kind or nature (including, without limitation, attorneys' fees) and (ii) "emanating" from an event or cause shall include (without limitation) in any way directly or indirectly being caused by or in any other way arising out of such event or cause.

Each Guarantor hereby waives any notice of default or nonpayment or of late or inadequate satisfaction in regard to the Obligations. In particular (and not in limitation of the foregoing), each Guarantor hereby agrees that, in enforcing this Guaranty, Creditor shall not be required (i) to demand payment of the amount due (known as "demand"); (ii) to present for payment any evidence of the Obligations (known as "presentment" or "presentment for payment"), (iii) to give notice that amounts due have not been paid (known as "notice of dishonor"); or (iv) to obtain an official certification of nonpayment (known as "protest") or to give any Guarantor notice of any such "protest;" and each Guarantor hereby waives demand, presentment, presentment for payment, notice of dishonor, protest and notice of protest, as aforesaid. Each Guarantor hereby further waives notice of acceptance hereof and any and all other notices to which such Guarantor may be entitled.

Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, the liability of Obligor or any other guarantor of the Obligations may from time to time, in whole or in part, be extended, renewed, continued, amended modified, composed, accelerated, supplemented, compromised, settled or released in Creditor's sole discretion, and that any collateral for any of the Obligations or for any guaranty thereof (including this Guaranty) may from time to time, in whole or part, be exchanged, sold or surrendered in Creditor's sole discretion. Each Guarantor hereby agrees that no such extension, renewal, continuation, amendment, modification, composition, acceleration, supplement, compromise, settlement, release, exchange, sale or surrender shall in any way impair, affect or release the liability of any Guarantor hereunder or constitute a waiver of any of Creditor's rights hereunder.

This Guaranty is unlimited, absolute, irrevocable and unconditional and shall continue in full force and effect until all the Obligations shall have been fully, completely and finally satisfied and paid. The obligations of each Guarantor hereunder shall continue and survive the repossession of any property or other property leased pursuant to the Agreements (or any property in which Creditor has a security interest securing any of the Obligations) whether or not any such repossession constitutes an "election of remedies" against the Obligor or any other person. Each Guarantor agrees to be obligated hereunder notwithstanding any termination of the Agreements in whole or part by operation of law or any unenforceability or invalidity of the Agreements for any reason whatsoever (including, without limitation invalidity or voidness ab initio and/or partial or complete unenforceability as a result of impossibility or impracticability of performance or frustration of the purpose of the Agreements). The obligations of the Guarantors hereunder are joint and several and shall not be subject to any abatement, setoff, defense or counterclaim for any cause whatsoever.

Each Guarantor hereby agrees that its obligations hereunder are direct and primary and that Creditor may proceed directly and in the first instance against each or any Guarantor or combination of Guarantors and have its remedy hereunder without first being obliged to resort to any other right or remedy or security for any of the Obligations. Each Guarantor hereby waives any right to require Creditor to proceed against the Obligor or to proceed against any other Guarantor or to proceed against any other guarantor of the Obligations. If there shall be any securities for any of the Obligations, or for the obligations of any Guarantor hereunder, or for the obligations of any other guarantor of any of the Obligations, Creditor may proceed against and/or enforce any or all of such securities in whatever order it may, in its sole discretion deem appropriate. Any amount(s) received by Creditor from whatever source and applied by it to any of the Obligations shall be applied in such order of application as Creditor shall, in its sole discretion, elect.

In the event of any default in regard to any Guarantor's obligations hereunder, or in the event of death, incompetency, termination, dissolution or insolvency of the Obligor, or if a receiver, liquidator or conservator be appointed for any part of the property or assets of the Obligor, or if the Obligor makes an assignment for the benefit of creditors, or if the Obligor shall file a voluntary petition in bankruptcy or any involuntary petition in bankruptcy shall be filed against it then, and in any such case, each Guarantor agrees to pay to Creditor, upon demand, the full amount which would be payable hereunder by such Guarantor if all the Obligations and indebtedness including, but not limited to, any remaining payments owing pursuant to the Agreements or any of the other guaranteed Agreement, were then due and payable.

Notwithstanding any provision hereof or any provision of any other instrument or agreement, or any presumption of applicable law or principle of legal construction to the contrary: (i) nothing shall discharge or satisfy any Guarantor's obligations hereunder except full, complete and final payment and satisfaction of all the Obligations, Indebtedness and Indemnities; (ii) each Guarantor hereby waives any and all defenses to its obligations hereunder including, without limitation, any defense arising by reason of any cessation of the Obligor's business or any bankruptcy, insolvency or business failure of the Obligor or any other person; and (iii) no Guarantor shall have any right of subrogation against the Obligor, and each Guarantor hereby waives any and all rights of subrogation it may have against the Obligor, to enforce any right or remedy which Creditor has or may hereafter have against the Obligor, and waives the benefits of, and any and all rights to participate in, any security or securities now or hereafter held by Creditor. It is expressly understood by each Guarantor that payments received by Creditor from or on behalf of Obligor shall be solely for the benefit of Creditor and shall not benefit the Guarantor in any way. Each Guarantor hereby further acknowledges that such Guarantor is not and shall be construed as a "Creditor" of Obligor by virtue of this Guaranty.

Each Guarantor hereby represents and warrants to Creditor that all information concerning such Guarantor, including (without limitation) financial statements and other financial information, furnished to Creditor in connection with the Agreements or any of the other Guaranteed Agreements, was true, complete and accurate as of the date of delivery thereof to Creditor, and that all such information remains true, complete and accurate, and that there have been no material adverse changes in such Guarantor's financial condition as of the date hereof. In the event of any breach of any Guarantor's representations and warranties herein or any material adverse change in the financial condition of any Guarantor, upon the request of Creditor, such Guarantor shall promptly furnish to Creditor such additional security for the performance of such Guarantor's obligations hereunder as Creditor may reasonably request.

No notice of termination of this Guaranty shall be effective unless and until such notice shall be in writing and executed by Guarantor and shall have been received at Creditor's principal corporate headquarters at P.O. Box 2177, 7659 S.W. Mohawk Street, Tualatin, Oregon 97062-2177; provided, however, that in the event of such notice, this Guaranty shall continue in full force and effect with regard to all Obligations created, existing or arising prior to the date of such receipt. No modification hereof or amendment hereto and no waiver of any term or provision hereof shall be valid unless in writing and signed by an authorized officer of Creditor. No delay or failure on the part of Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Creditor of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No action of Creditor permitted hereunder shall invalidate or in any way impair this Guaranty. No waiver of any right or remedy hereunder shall constitute a waiver of any other or further right or remedy hereunder.

Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, this Guaranty may be assigned by Creditor and reassigned, in the sole discretion of Creditor or its assignee. As used herein, the term "Creditor" includes Creditor and any successor or assign of Creditor. This Guaranty shall be binding upon each Guarantor, and upon the legal successors, representatives, and assigns of such Guarantor. Each and every waiver made herein by any Guarantor is and shall be deemed to be and construed as an absolute, irrevocable and unconditional waiver of the right waived.

This Guaranty is intended to be legal, valid, binding and enforceable in accordance with its terms. Whenever possible, each term and provision of this Guaranty shall be interpreted so as to be effective and to effectuate its intent under applicable law. If any term or provision of this Guaranty shall be unenforceable, invalid or prohibited in any jurisdiction under applicable law, such term or provision shall be ineffective in such jurisdiction but only to the extent of such unenforceability, invalidity or prohibition, and the remainder of such term or provision, and the other terms and provisions of the Guaranty, shall not thereby be affected or impaired in such jurisdiction, nor shall any of the terms or provisions of the Guaranty be thereby affected or impaired in any way in any other jurisdiction.

This Guaranty shall be governed by the construed in accordance with Federal Law and the laws of the State of Nevada and that service of process by certified mail, return receipt requested, will be sufficient to confer personal jurisdiction over such Guarantor for purposes of litigating any actions arising hereunder in the courts of such State. This Guaranty is in addition to, and not in limitation or derogation of, any and all other guaranties of the Obligations executed by any Guarantor. In the event of any conflict between the provisions of this Guaranty and those of any such other guaranty, the provisions of this Guaranty shall govern. Each Guarantor hereby agrees and acknowledges that time is of the essence with regard to the performance of such Guarantor's obligations hereunder. This Guaranty shall take effect as a sealed instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of 9th day of Sept., 1998.

                                       Monarch Casino & Resort, Inc.
                                       By: /s/ Ben Farahi
                                       Ben Farahi [Print Name]
                                       CFO [Title]
                                       1175 West Moana Lane, Suite 200
                                       Reno, Nevada 89509
                                       FED ID # 88.0300760